REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of September 1, 2005 among General Steel Holdings Inc., a Nevada corporation (the “Company”), and each of the shareholders of the Company listed on the signature pages of this Agreement (each, a “Shareholder” and collectively, the “Shareholders”).

RECITALS

A. The Shareholders and the Company are parties to a certain Subscription Agreement dated on or about the date hereof (the “Purchase Agreement”) pursuant to which the Company may issue up to an aggregate of 3,333,333 shares of its common stock, par value $0.001 per share (“Common Stock”) to the Shareholders.

B. In connection with the execution of the Purchase Agreement, each of the Shareholders and the Company entered into a Warrant Agreement (individually, a “Warrant Agreement” and collectively, the “Warrant Agreements”) pursuant to which the Shareholders may acquire shares of Common Stock.

C. In consideration of the substantial direct and indirect benefits which the Company will realize from the consummation of the transactions contemplated by the Purchase Agreement and the Warrant Agreements, the Company desires to enter into this Agreement to grant the following registration rights to the Shareholders pursuant to the terms and conditions hereof.

AGREEMENT

In consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below:

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banks in the State of Delaware are authorized or required to close.

“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the 1933 Act.

“Demanding Holders” shall mean MatlinPatterson or the holders of a majority of the Registrable Securities.

“Demand Registration” shall have the meaning specified in Section 2.1(a).

“Indemnified Party” shall have the meaning specified in Section 4.3.

“Indemnifying Party” shall have the meaning specified in Section 4.3.

“MatlinPatterson” shall mean MatlinPatterson Global Opportunities Partners II L.P., MatlinPatterson Global Opportunities Partners (Caymans) II L.P., or any affiliate thereof that is a holder of Shares.

“Maximum Numbers of Shares” shall have the meaning specified in Section 2.1(d).

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other legal entity.

“Piggy-Back Registration” shall have the meaning specified in Section 2.2(a).

“Register”, “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the applicable rules and regulations thereunder, and such registration statement becoming effective.

“Registrable Securities” shall mean, collectively, the Shares and any securities issued or issuable upon any stock dividend, stock split, recapitalization, merger, combination, consolidation or similar event with respect to the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement covering such securities shall have become effective under the 1933 Act and such securities shall have been sold pursuant to such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provisions) under the 1933 Act, or (iii) such securities shall have ceased to be outstanding.
“Shares” shall mean all Common Stock issuable pursuant to the Warrant Agreements, the shares of Common Stock issued to the Shareholders pursuant to the Purchase Agreement and any other shares of Common Stock or preferred stock held by the Shareholders at any time.

“Shareholder Indemnified Party” shall have the meaning specified in Section 4.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

Capitalized terms not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

(a) Request for Registration. At any time and from time to time on or after the date of this Agreement, the Demanding Holders may make a written request for registration under the 1933 Act of all or part of their Registrable Securities (a “Demand Registration”). Such request for a Demand Registration must specify the number of shares of Registrable Securities proposed to be sold and must also specify the intended method of disposition thereof (provided, however, that the Demanding Holders may change the intended method of disposition upon notice to the Company up until the effectiveness of the registration statement relating thereto). Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1(d) and the proviso set forth in Section 3.1(a). Within 10 days following receipt of any such request, the Company will provide written notice of such registration request to all holders of Registrable Securities and will, subject to the provisions of Section 2.1(d) and the proviso set forth in Section 3.1(a), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after distribution to the applicable holder of the Company’s notice. The Company shall not be obligated to effect more than two Demand Registrations with respect to the Registrable Securities under this Section 2.1(a).

(b) Effective Registration. A registration will not count as a Demand Registration until it has become effective and the Company has complied with its obligations under this Agreement with respect thereto; provided, however, that, after it has been declared effective, if the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Demand Registration will be deemed not to have become effective during the period of such interference.

(c) Underwritten Offering. If the Demanding Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Demanding Holders shall select one or more firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering.

(d) Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders, in writing, that the dollar amount or number of shares of Registrable Securities which the Demanding Holders and other holders of Registrable Securities desire to sell pursuant to Section 2.1(a) together with all other shares of Common Stock which the Company desires to sell or which other shareholders of the Company desire to sell, exceeds the maximum dollar amount or number that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and other holders of Registrable Securities (pro rata in accordance with the number of shares of Registrable Securities held by each Demanding Holder and the other holders of Registrable Securities requesting to be included in the registration, regardless of the number of shares of Registrable Securities which such Demanding Holder or other holders of Registrable Securities has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares, (ii) second, the shares of Common Stock that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares and (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(e) Withdrawal. The Demanding Holders may withdraw a Demand Request at any time and under any circumstances. The first withdrawal shall not be counted as a Demand Registration. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Demand Registration as provided in Section 3.3.

2.2 Piggy-Back Registration.

(a) Piggy-Back Rights. If at any time the Company proposes to file a registration statement under the 1933 Act with respect to an offering of equity securities, or securities convertible or exchangeable into equity securities, by the Company for its own account or by shareholders of the Company for their account (or by the Company and by shareholders of the Company) other than a registration statement (i) on Form S-4 or S-8 (or any substitute or successor form that may be adopted by the Commission), or (ii) filed in connection with any employee stock option or other benefit plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than 30 days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering; and (y) offer to the holders of Registrable Securities in such notice the opportunity to register such number of shares of Registrable Securities as such holders may request in writing within 15 days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

(b) Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering of shares for the Company’s account advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with the Registrable Securities as to which registration has been requested hereunder or which other shareholders of the Company desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares, (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities as to which registration has been requested hereunder (pro rata in accordance with the number of shares of Registrable Securities held by such Persons, regardless of the number of shares of Registrable Securities which such Person has actually requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares and (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(c) Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Shelf Registration. Any holder of Registrable Securities may at any time request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 (or any similar short-form registration which may be available at such time) for an offering to be made on a continuous basis. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3 if (i) Form S-3 is not available for such offering; (ii) the holders propose to effect an underwritten offering, (iii) the holders propose to sell Registrable Securities at an anticipated aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $500,000, or (iv) the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the holder or holders under this Section 2.3, provided, however, that in the event the Company elects to exercise such right with respect to any registration, it shall not have the right to exercise such right again prior to the date which is ten months after the date on which the registration statement relating to such deferred registration is declared effective. The Company shall use its best efforts to maintain each registration statement under this Section 2.3 effective until the Registrable Securities covered thereby have been sold. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act pursuant to Section 2, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable, and in connection with any such request:

(a) Filing Registration Statement. The Company shall, as expeditiously as possible, prepare and file, within 60 days after receipt of a request for a Demand Registration pursuant to Sections 2.1 or registration pursuant to Section 2.3, with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and shall use its best efforts to cause such registration statement to become and remain effective for the period required by Section 3.1(c); provided, however, that with respect to Demand Registrations, the Company shall have the right to defer such registration for up to 60 days if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be effected at such time; provided further, that in the event the Company elects to exercise such right with respect to any such registration, it shall not have the right to exercise such right again prior to the date which is 12 months after the date on which the registration statement relating to such deferred registration is declared effective.

(b) Copies. The Company shall, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such registration statement as proposed to be filed, each amendment and supplement to such registration statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holder may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

(c) Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective and in compliance with the provisions of the 1933 Act until all Registrable Securities and other securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or such securities have been withdrawn.

(d) Notification. After the filing of the registration statement, the Company shall promptly, and in no event more than two Business Days, notify the holders of Registrable Securities included in such registration statement, and confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective, (iii) of any stop order issued or threatened by the Commission (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered) and (iv) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such registration statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the holders of Registrable Securities included in such registration statement any such supplement or amendment; except that before filing with the Commission a registration statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such registration statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any registration statement or prospectus or amendment or supplement thereto, including documents incorporated by reference to which such holders or legal counsel, shall object on a timely basis in light of the requirements of the 1933 Act or any other applicable laws and regulations.

(e) State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the registration statement under such securities or blue sky laws of such jurisdictions in the United States as the holders of Registrable Securities included in such registration statement (in light of their intended plan of distribution) may request and (ii) cause such Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such registration statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), or subject itself to taxation in any such jurisdiction.

(f) Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such registration statement.

(g) Cooperation. The Chief Executive Officer, the President of the Company, the Chief Financial Officer of the Company, any Senior Vice President of the Company and any other members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the registration statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

(h) Records. The Company shall make available for inspection by the holders of Registrable Securities included in such registration statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such registration statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such registration statement.

(i) Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any registration statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such registration statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the registration statement containing such prospectus has been declared effective and that no stop order is in effect.

(j) Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the 1933 Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

(k) Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(d)(iv), each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1(d)(iv), and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. The Company shall pay all expenses incurred in connection with any Demand Registration pursuant to Section 2.1., any Piggy-Back Registration pursuant to Section 2.2, any registrations requested pursuant to Section 2.3 and all expenses incurred in performing or complying with the Company’s obligations under this Section 3, whether or not the registration statement becomes effective, in each case including, but not limited to: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1(k); (vi) National Association of Securities Dealers, Inc. fees and any listing or other fees for any securities exchanges, Nasdaq or otherwise for designation with respect to the securities; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1(i)); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration; (ix) one-half of the cost for selling stockholder errors and omissions insurance for the benefit of the holders of Registrable Securities included in such registration which the holders of a majority of such Registrable Securities may elect to purchase (with the other one-half of such cost to be paid by the holders of Registrable Securities included in such registration, pro rata in accordance with the number of shares included in such registration); and (x) all fees and expenses incurred by the holders of Registrable Securities included in such registration statement in connection with its participation in such registration, including, without limitation, the fees and expenses of such holders’ legal counsel, accountants and other experts. The Company shall have no obligation to pay any underwriting fees, discounts or selling commissions attributable to the Registrable Securities being sold by holders of Registrable Securities, which expenses shall be borne by such holders.

3.4 Information. The holders of Registrable Securities shall provide such information as reasonably requested by the Company in connection with the preparation of any registration statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the 1933 Act pursuant to Section 2.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) each Shareholder and each other holder of Registrable Securities, and (ii) the respective officers, employees, affiliates, directors, partners, members and agents of each of the Shareholders or any holder of Registrable Securities, and each Person, if any, who controls each of the Shareholders or any holder of Registrable Securities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a Shareholder Indemnified Party@), from and against any loss, claim, damage or liability and any action in respect thereof to which any Shareholder Indemnified Party may become subject under the 1933 Act or the 1934 Act or any other statute or common law, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (a) any untrue statement or alleged untrue statement of a material fact made in connection with the sale of Registrable Securities or shares of Common Stock, whether or not such statement is contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, (b) any omission or alleged omission to state a material fact required to be stated in any registration statement or prospectus or necessary to make the statements therein not misleading, or (c) any violation by the Company of any Federal, state or common law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with such registration. The Company also shall promptly, but in no event more than ten Business Days after request for payment, pay directly or reimburse each Shareholder Indemnified Party for any legal and other expenses incurred by such Shareholder Indemnified Party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriters on substantially the same basis as that of the indemnification provided above in this Section 4.1.

The indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability or any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any holder of Registrable Securities included in any registration for any loss, claim, damage, liability or any action in respect thereof to the extent that it arises solely from or is based solely upon and is in conformity with information related to such holder furnished in writing by such holder expressly for use in connection with such registration, nor shall the Company be liable to any holder of Registrable Securities included in any registration for any loss, claim, damage or liability or any action in respect thereof to the extent it arises solely from or is based solely upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities delivered in writing by such holder after the Company had provided written notice to such holder that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after the Company had provided written notice to such holder that such registration statement or prospectus contained such omission or alleged omission.

4.2 Indemnification by Holders of Registrable Securities. Each holder of Registrable Securities shall indemnify and hold harmless the Company, its officers, directors, partners, members and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to such holder, but solely with reference to information related to such holder furnished in writing by such holder expressly for use in any registration statement or prospectus relating to Registrable Securities of such holder included in any registration, or any amendment or supplement thereto, or any preliminary prospectus. Each holder of Registrable Securities included in any registration hereunder shall also indemnify and hold harmless any Underwriter of such holder’s Registrable Securities, their officers, directors, partners, members and agents and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2; provided, however, that in no event shall any indemnity obligation under this Section 4.2 exceed the dollar amount of the net proceeds (after payment of any underwriting fees, discounts or commissions) actually received by such holder from the sale of Registrable Securities which gave rise to such indemnification obligation under such registration statement or prospectus.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution. If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts or commissions) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the 1933 Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

5.2 Restrictions on Sale by the Company and Others. The Company agrees (i) not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.1, or any securities convertible into or exchangeable or exercisable for such securities, during the 90 days prior to, and during the 120-day period beginning on, the effective date of any Demand Registration (except as part of such Demand Registration to the extent permitted by Section 2.1(d)); and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 or 144A under the 1933 Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 5.2 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans.

6. MISCELLANEOUS.

6.1 Other Registration Rights. The Company represents and warrants that other than pursuant to this Agreement no Person has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other Person. From and after the date of this Agreement, the Company shall not, without the prior written consent of MatlinPatterson, enter into any agreement granting any piggy-back registration right (i.e., the right to require the Company to register the sale of any shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other Person) which is inconsistent with, equal to or superior to any registration rights granted hereunder.

6.2 Successors and Assigns. The rights and obligations of the Shareholders under this Agreement shall be freely assignable in whole or in part. Each such assignee, by accepting such assignment of the rights of the assignor hereunder shall be deemed to have agreed to and be bound by the obligations of the assignor hereunder. The rights and obligations of the Company hereunder may not be assigned.

6.3 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to any other Shareholder:

At such address set forth on the signature page hereto.

If to any assignee of any Shareholder:

At such assignee’s address as shown on the books of the Company.

If to the Company, to:

General Steel Holdings Inc.
10th Flr., Block A Haitong Building
No.3 Nanlishi Ave.
Xicheng District, Beijing 100037
The People’s Republic of China
Attention: John Chen
Chief Financial Officer

Fax: 86-10-68047011

or at such other address or addresses as any Shareholder, such assignee or the Company, as the case may be, may specify by written notice given in accordance with this Section.

6.4 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.5 Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.6 Descriptive Headings, Construction and Interpretation. The descriptive headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

6.7 Waivers and Amendments. The provisions of this Agreement may not be amended, modified, waived or supplemented, unless the Company has obtained the written consent of the MatlinPatterson. Each holder of any Registrable Securities at the time or thereafter shall be bound by any consent authorized by this Section, whether or not such holder consented or whether or not such Registrable Securities have been marked to indicate such consent.

6.8 Remedies. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any Shareholder or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company agrees to pay all fees, costs, and expenses, including without limitation, fees and expenses of attorneys, accountants and other experts, and all fees, costs and expenses of appeals, incurred by any Shareholder or any other holder of Registrable Securities in connection with the enforcement of this Agreement or the collection or any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws.

6.10 Entire Agreement. This Agreement (including the Purchase Agreement and Warrant Agreements and Exhibits and Schedules hereto and thereto) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

General Steel Holdings Inc.

By:_____________________
Name:      Zuo Sheng Yu
Title: Chief Executive Officer

Shareholders:

Name of Shareholder:	Address for Notices (Please Print):

______________________________	_______________________________________
_______________________________________
_______________________________________
Attention:_______________________________
Telecopy:_______________________________

By:___________________________
Name:
Title: